Right-of-use assets and lease liabilities	12 Months Ended
Dec. 31, 2019
Right-of-use assets and lease liabilities
Right-of-use assets and lease liabilities

11.         Right-of-use assets and lease liabilities

The right-of-use assets represented the office lease in the Group, are amortized over the lease terms, which are greater than 1 year but less than 3 years. Right-of-use assets for long-term operating leases were as bellow:

(In thousands)	Office leases
Balance at January 1, 2019 on adoption of ASC 842 Leases	11,819
Additions	3,830
Modification of operating lease	(1,107)
Amortization	(5,634)
Effect of foreign currency exchange differences	(161)
Net book amount at December 31, 2019	8,747

During the year ended December 31, 2019, the general and administrative expenses for long-term operating lease was USD 6,077,000 (2018:USD 3,761,000). A charge of USD 301,000 was recognized in relation to short-term lease in 2019 (2018:USD 21,000). The future minimum payments under non-cancellable short-term operating leases of office rental will be USD 60,000 in 2020. The discount rate related to operating lease was 5.5%, and the weighted average remaining lease term was 2 years.

The total cash payments in respect of operating lease was USD 5,419,000 for the year ended December 31, 2019.

The undiscounted cash payment for each of the next five years as of December 31, 2019 is:

(In thousands)
2020	5,034
2021	3,000
2022	1,279
Total undiscounted payments	9,313
Less: effect of discounting	488
Discounted lease liabilities	8,825

Future lease payments under operating leases, based on ASC 842 Leases that were superseded upon the Company's adoption of ASC 842 Leases on January 1, 2019, as of December 31, 2018 were as follows:

(In thousands)
2019	6,231
2020	4,527
2021	2,633
13,391